UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 29, 2015

Dominion Midstream Partners, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36684	46-5135781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 29, 2015, in connection with the consummation of the Transactions (as defined in Item 2.01 below), Dominion Midstream Partners, LP (the “Partnership”) entered into a Registration Rights Agreement (the “NG Registration Rights Agreement”) with North East Transmission Co., Inc. (“NETCO”) and National Grid IGTS Corp. (“IGTS” and, together with NETCO, “NG”) and a Registration Rights Agreement (the “NJNR Registration Rights Agreement” and, together with the NG Registration Rights Agreement, the “Registration Rights Agreements”) with NJNR Pipeline Company (“NJNR”).

Pursuant to the Registration Rights Agreements, the Partnership is required to register the common units representing limited partner interests in the Partnership (“Common Units”) issued to NG and NJNR in the Transactions for resale when the Partnership becomes eligible to file a registration statement on Form S-3, but the lockup periods (with limited exceptions, one year from the date the Registration Rights Agreements were executed) to which NG and NJNR are subject in connection with the Transactions remain unchanged. The Registration Rights Agreements also include provisions dealing with holdback agreements, indemnification and contribution and allocation of expenses. These registration rights are transferable to affiliates and, in certain circumstances, to third parties.

A copy of the NG Registration Rights Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

A copy of the NJNR Registration Rights Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreements.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 14, 2015, the Partnership and Iroquois GP Holding Company, LLC, a wholly-owned subsidiary of the Partnership (“Iroquois Holding”), entered into a Contribution Agreement (the “NG Contribution Agreement”) with NG and a Contribution Agreement (the “NJNR Contribution Agreement” and, together with the NG Contribution Agreement, the “Contribution Agreements”) with NJNR.

On September 29 2015, pursuant to the Contribution Agreements, the Partnership completed the acquisition of a significant amount of assets, other than in the ordinary of business, specifically an aggregate 25.93% partnership interest in Iroquois Gas Transmission System, L.P., a Delaware limited partnership (“Iroquois”), as follows:

•	NG and NJNR contributed to the Partnership, and the Partnership accepted from NG and NJNR, a 20.4% partnership interest and a 5.53% partnership interest, respectively, in Iroquois; and

•	in exchange for the Iroquois partnership interests, the Partnership issued (i) 6,783,373 Common Units to NG and (ii) 1,838,932 Common Units to NJNR,

(such contributions of Iroquois partnership interests and issuances of Common Units in exchange therefor being referred to individually as a “Transaction” and collectively as the “Transactions”). The aggregate value of the Common Units issued to NG in the Transactions is approximately $225.4 million and the aggregate value of the Common Units issued to NJNR in the Transactions is approximately $61.1 million, with such amounts determined as provided in the Contribution Agreements.

Pursuant to the Contribution Agreements, NG and NJNR have agreed to certain transfer restrictions applicable to the Common Units issued to such parties, including, with limited exceptions, a one-year lockup period following the closing of the Transactions. In addition, pursuant to the Registration Rights Agreements, the Partnership has agreed to grant to NG and NJNR certain registration rights and piggyback registration rights with respect to future offerings of Common Units by the Partnership.

Iroquois is a Delaware limited partnership that owns and operates a 416-mile, FERC-regulated natural gas transmission pipeline that extends from the Canada-United States border near Waddington, New York through the states of New York and Connecticut to South Commack, NY on Long Island and Hunts Point, NY in the Bronx. It was formed in 1985 and commenced full operations in 1992. Dominion Gas Holdings, LLC, a wholly-owned subsidiary of Dominion Resources, Inc. and an affiliate of the Partnership, indirectly holds a 24.72% partnership interest in Iroquois.

As provided in the Contribution Agreements, the Transactions, which involved the sale of equity securities in a transaction that was not registered under the Securities Act, was undertaken in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act. No market issuance of Common Units was undertaken in connection with the Transactions.

A copy of the NG Contribution Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this Item 2.01 by reference. A copy of the NJNR Contribution Agreement is attached as Exhibit 2.2 to this Current Report on Form 8-K and incorporated in this Item 2.01 by reference.

The description in Item 1.01 above of the Registration Rights Agreements entered into by the Partnership with NG and NJNR, respectively, in connection with the consummation of the Transactions is incorporated in this Item 2.01 by reference. A copy of the NG Registration Rights Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 2.01 by reference. A copy of the NJNR Registration Rights Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 2.01 by reference

The foregoing description is qualified in its entirety by reference to the full text of the Contribution Agreements and the Registration Rights Agreements.

Item 9.01	Financial Statements and Exhibits.

a.	Financial statements of business acquired.

Audited financial statements of Iroquois at December 31, 2014 and 2013 and for the three years ended December 31, 2014, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Unaudited financial statements of Iroquois at June 30, 2015 and December 31, 2014 and for the six months ended June 30, 2015 and 2014, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

b.	Pro forma financial information.

Unaudited pro forma consolidated financial statements of the Partnership at June 30, 2015, for the six months ended June 30, 2015, and for the year ended December 31, 2014, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

c.	Shell company transaction.

Not applicable.

d.	Exhibits

2.1	Contribution Agreement by and among North East Transmission Co., Inc., National Grid IGTS Corp., Dominion Midstream Partners, LP and Iroquois GP Holding Company, LLC, dated as of August 14, 2015 (Exhibit 2.1, Form 8-K filed August 17, 2015, File No. 001-36684)

2.2	Contribution Agreement by and among NJNR Pipeline Company, Dominion Midstream Partners, LP and Iroquois GP Holding Company, LLC, dated as of August 14, 2015 (Exhibit 2.2, Form 8-K filed August 17, 2015, File No. 001-36684)

10.1	Registration Rights Agreement by and among Dominion Midstream Partners, LP, North East Transmission Co., Inc. and National Grid IGTS Corp., dated as of September 29, 2015 *

10.2	Registration Rights Agreement by and between Dominion Midstream Partners, LP and NJNR Pipeline Company, dated as of September 29, 2015 *

23	Consent of Blum, Shapiro & Company, P.C.*

99.1	Audited financial statements of Iroquois at December 31, 2014 and 2013 and for the three years ended December 31, 2014*

99.2	Unaudited financial statements of Iroquois at June 30, 2015 and December 31, 2014 and for the six months ended June 30, 2015 and 2014*

99.3	Unaudited pro forma consolidated financial statements of the Partnership at June 30, 2015, for the six months ended June 30, 2015, and for the year ended December 31, 2014*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP By: Dominion Midstream GP, LLC, its general partner

/s/ Mark O. Webb
Name: Mark O. Webb Title: Vice President and General Counsel

Date:  September 29, 2015